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Exhibit 99.2

REGISTRATION RIGHTS AGREEMENT

AMONG:
ADOLPH COORS COMPANY,
PENTLAND SECURITIES (1981) INC.,
4280661 CANADA INC.,
NOOYA INVESTMENTS LTD.,
LINCOLNSHIRE HOLDINGS LIMITED,
4198832 CANADA INC.
BAX INVESTMENTS LIMITED,
6339522 CANADA INC.,
BARLEYCORN INVESTMENTS LTD.,
DJS HOLDINGS LTD.,
6339549 CANADA INC.,
HOOPOE HOLDINGS LTD.,
6339603 CANADA INC.,
–and–
THE ADOLPH COORS, JR. TRUST DATED SEPTEMBER 12, 1969

Dated as of February 9, 2005

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of February 9, 2005 by and among Adolph Coors Company (to be renamed "Molson Coors Brewing Company" upon the consummation of the transactions contemplated by the Combination Agreement (as defined below)), a corporation incorporated under the laws of Delaware (the "Corporation"), Pentland Securities (1981) Inc., 4280661 Canada Inc., Nooya Investments Ltd., Lincolnshire Holdings Limited, 4198832 Canada Inc., BAX Investments Limited, 6339522 Canada Inc., Barleycorn Investments Ltd., DJS Holdings Ltd., 6339549 Canada Inc., Hoopoe Holdings Ltd., 6339603 Canada Inc., and The Adolph Coors, Jr. Trust dated September 12, 1969, and such other holders of shares of the Corporation who (i) may become parties hereto pursuant to Section 7.6 and (ii) agree to become party to and bound by the provisions of this Agreement by executing the form of counterpart attached hereto as Schedule A (collectively, the "Holders").

        As contemplated by the Combination Agreement, the Corporation covenants and agrees with the Holders to make certain arrangements with respect to the registration of the Registrable Securities (as defined below) held by the Holders under the 1933 Act (as defined below) and the qualification of such shares for distribution under the securities laws of the Provinces of Canada, as set forth herein.

ARTICLE 1
CERTAIN DEFINITIONS

        As used in this Agreement, the following terms shall have the following respective meanings:

1.1	"1933 Act" shall mean the United States Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.
1.2	"BAX" shall mean, collectively, BAX Investments Limited, 6339522 Canada Inc. and Barleycorn Investments Ltd., all of which are corporations incorporated under the laws of Canada.
1.3	"Beneficiary Representative" shall mean the Molson Beneficiary Representative or the Coors Beneficiary Representative.
1.4	"Canadian MJDS Procedures" shall mean the procedures for the distribution of securities by way of an MJDS Prospectus available under National Instrument 71-101, or any successor thereto.
1.5	"Canadian Prospectus" shall mean a (final) Prospectus filed by the Corporation under Canadian Securities Laws.
1.6	"Canadian Securities Commissions" shall mean the securities commissions or other securities regulatory authorities in each of the Provinces or Territories of Canada.
1.7
"Canadian Securities Laws" shall mean the securities legislation of the applicable Province(s) or Territory(ies) of Canada, and the rules, regulations, instruments and written policies of the applicable Canadian Securities Commissions, all as shall be in effect from time to time.
1.8	"Canadian Shelf Prospectus" shall mean a Canadian shelf prospectus filed pursuant to National Instrument 71-101, or any successor thereto.
1.9
"Class A Exchangeable Voting Trust Agreement" shall mean the voting trust agreement to be entered into as of February 9, 2005 by and among The Royal Trust Company, as trustee, Pentland Securities (1981) Inc., 4280661 Canada Inc. and Adolph Coors, Jr. Trust dated September 12, 1969, with respect to all Class A Exchangeable Shares owned by such parties (other than the trustee).
1.10
"Class A Exchangeable Shares" shall mean the Class A exchangeable shares in the capital of Exchangeco, having substantially the rights, privileges, restrictions and conditions set out in Appendix I to the Plan of Arrangement.

1.11
"Class B Exchangeable Shares" shall mean the Class B exchangeable shares in the capital of Exchangeco having substantially the rights, privileges, restrictions and conditions set out in Appendix II to the Plan of Arrangement.
1.12
"Combination Agreement" shall mean the Combination Agreement, dated as of July 21, 2004, by and among Adolph Coors Company, Coors Canada Inc. and Molson Inc., as amended on November 11, 2004, and as further amended on January 13, 2005.
1.13
"Control Block Holder" shall mean a holder of securities holding a sufficient number of any securities of the Corporation (including Registrable Securities) to affect materially the control of the Corporation as contemplated under Canadian Securities Laws.
1.14
"Coors Beneficiary Representative" shall have the meaning given to it in the Voting Trust Agreement; provided, however, if the Voting Trust Agreement is terminated, it shall mean the last person designated thereunder as its beneficiary representative and its successors and assigns.
1.15	"Coors Class A Common Stock" shall mean the Corporation's Class A Common Stock, par value $0.01 per share.
1.16	"Coors Class B Common Stock" shall mean the Corporation's Class B Common Stock, par value $0.01 per share.
1.17	"conversion" includes, without limitation, redemption, conversion and/or exchange, of any Class A Exchangeable Shares or Class B Exchangeable Shares.
1.18	"Coors Trust" shall mean the Adolph Coors, Jr. Trust dated September 12, 1969.
1.19	"DJS" shall mean, collectively, DJS Holdings Ltd., 6339549 Canada Inc., Hoopoe Holdings Ltd. and 6339603 Canada Inc., all of which are corporations incorporated under the laws of Canada.
1.20
"Eligible Stockholders" shall mean each of the parties hereto (other than the Corporation) and other members of the Coors Family Group (as defined in the Voting Trust Agreement and the Class A Exchangeable Voting Trust Agreement) or the Molson Family Group (as defined in the Voting Trust Agreement and the Class A Exchangeable Voting Trust Agreement) in each case from time to time.
1.21
"Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.
1.22	"Exchangeco" shall mean Molson Coors Canada Inc., a company existing under the laws of Canada and an indirect subsidiary of the Corporation.
1.23
"Final Order" shall mean the final order of the Court approving the Arrangement, as such order may be amended or varied at any time prior to February 9, 2005 or if, appealed, then unless such appeal is withdrawn or denied as affirmed or as amended on appeal.
1.24
"Molson Beneficiary Representative" shall have the meaning given to it in the Voting Trust Agreement; provided, however, if the Voting Trust Agreement is terminated it shall mean the last person designated thereunder as its beneficiary representative and its successors and assigns.
1.25	"MJDS" shall mean the multijurisdictional disclosure system agreed to by the Canadian Securities Commissions and the SEC and any successor thereto.
1.26	"MJDS Eligible" shall mean eligible to offer Registrable Securities pursuant to National Instrument 71-101, or any successor thereto.
1.27	"MJDS Prospectus" shall mean the prospectus filed pursuant to National Instrument 71-101, or any successor thereto.

1.28	"MRRS Decision Document" shall mean a decision document issued under the Canadian mutual reliance review system.
1.29
"Pentland" shall mean, collectively, Pentland Securities (1981) Inc., 4280661 Canada Inc., Nooya Investments Limited, Lincolnshire Holdings Limited and 4198832 Canada Inc., all of which are corporations incorporated under the laws of Canada.
1.30
"Plan of Arrangement" shall mean the plan of arrangement under Section 192 of the Canada Business Corporation Act, substantially in the form of Exhibit B to the Combination Agreement and any amendments or variations thereto or made at the direction of the Superior Court, District of Montreal, Province of Quebec in the Final Order.
1.31
"Prospectus" shall mean, as the context may require, with respect to a public offering or distribution in the United States, the prospectus included in any Registration Statement, or, with respect to a public offering or distribution in Canada, a Canadian Prospectus, as such documents may be amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference in such prospectus.
1.32
"Registrable Securities" shall mean (i) any shares of Coors Class B Common Stock (a) held by Eligible Stockholders and (b) issued or issuable upon conversion of Coors Class A Common Stock or Class B Exchangeable Shares, or indirectly, Class A Exchangeable Shares, whether or not converted prior to the closing of the relevant transaction, or (ii) any shares of Coors Class B Common Stock, in each case, held on or acquired from time to time after the date hereof that are held by Eligible Stockholders.
1.33
"Registration Statement" shall mean with respect to a public offering in the United States, a registration statement filed by the Corporation with the SEC for a public offering and sale of securities of the Corporation for cash in which the Registrable Securities may be included, other than a registration statement on Form S-4 or S-8, or its successors, or any form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.
1.34	"SEC" shall mean the United States Securities and Exchange Commission.
1.35	"Shelf Registration" shall mean a registration statement effected pursuant to Section 2.6.
1.36
"Shelf Registration Statement" shall mean a "shelf" registration statement of the Corporation that covers all the Registrable Securities (but no other securities unless approved by the Holders whose Registrable Securities are to be covered by such Shelf Registration Statement) on an appropriate form pursuant to Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case, including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.
1.37
"Voting Trust Agreement" shall mean the Class A Common Stock Molson Coors Brewing Company Voting Trust Agreement, entered into as of February 9, 2005 by and among Wilmington Trust Company, as trustee, Pentland Securities (1981) Inc. and Adolph Coors, Jr. Trust dated September 12, 1969, in each case with respect to all shares of Coors Class A Common Stock owned by such parties (other than the trustee).

ARTICLE 2
DEMAND REGISTRATIONS

        2.1    Required Registration Statement and Canadian Prospectus.    At any time and from time to time, a Beneficiary Representative, BAX, or DJS (when making a request under this Section 2.1, the "Initiating Holder") may by written notice to the Corporation (the "Demand Notice") request the

Corporation prepare and file a Registration Statement with respect to all or any portion of such Initiating Holder's or other Holders', for whom it may lawfully act hereunder, Registrable Securities. If the Corporation receives such a request that the Corporation prepare and file either a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such Registration Statement as is then available to effect registration of the Registrable Securities) ("Form S-3"), or, if the Corporation is then MJDS Eligible, both a Registration Statement on Form S-3 and a Canadian Prospectus under the Canadian MJDS Procedures, with respect to all or a part of the Registrable Securities owned or to be owned at the relevant time by such Holder, the Corporation will:

    (a)
    promptly give written notice of the proposed registration or qualification, and any related compliance, to all other Holders of Registrable Securities, which Holders shall be entitled to join in such registration and/or qualification, provided that each Holder wishing to do so notifies the Corporation in writing within 15 days after receipt of the aforementioned written notice from the Corporation; and

    (b)
    as soon as practicable, use its reasonable best efforts to effect such registration and/or qualification and all such compliances as may be so requested by the requesting Holder or Holders as would permit or facilitate the sale and distribution of all or such portion of the requesting Holder or Holders' Registrable Securities; provided, however, that the Corporation will not be obligated to effect any such registration, qualification or compliance pursuant to this Article 2 if the Holders of Registrable Securities, together with the holders of any other securities of the Corporation entitled to inclusion in such registration and/or qualification, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $25,000,000.

        2.2    Time of Filing.    Subject to the foregoing provisions of this Article 2, the Corporation shall use its reasonable best efforts to file a Registration Statement on Form S-3 and, if applicable, a Canadian Prospectus under the Canadian MJDS Procedures, covering the Registrable Securities and other securities so requested to be registered or qualified as soon as reasonably practicable after receipt of all written requests from the Holders of Registrable Securities pursuant to the provisions of this Article 2 but in any event within 90 days of the final date for receipt of all written requests from the Holders pursuant to the provisions of this Article 2.

        2.3    Underwriting.    (a) If the Initiating Holder intends to dispose of the Registrable Securities covered by the Demand Notice by means of an underwriting, it shall so advise the Corporation as a part of its request, and the Corporation shall include such information in the written notice to Holders referred to in Section 2.l. In such event, the right of any Holder to include its Registrable Securities in such registration or qualification shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. Notwithstanding any other provision of this Agreement, if the underwriters advise the Corporation that the number of shares requested to be included in the registration exceeds the number which can be reasonably sold (so as to have an adverse effect on a successful marketing, including the price at which shares can be sold or traded), then the Corporation may reduce the number of Registrable Securities proposed to be registered in view of market conditions, in which case the Corporation will include in such registration a number of shares that, in the opinion of the underwriters, can be sold in view of market conditions, in the following order (i) first, 100% of the securities the Initiating Holder proposes to sell, (ii) second, allocated pro rata among all other requesting Holders of Registrable Securities on the basis of the relative number of Registrable Securities then held by each such requesting Holder, and (iii) third, 100% of the securities the Corporation proposes to sell. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration or qualification. In the event that the securities are registered on a shelf registration statement, the number of shares to be included in an underwritten offering shall be allocated in the same manner as set forth in this

Subsection 2.3(a) for a registration statement. Any such underwriting must result in an aggregate price to the public of $25,000,000 or greater.

    (b)
    The Initiating Holder shall have the right to select the underwriter or underwriters for any such underwriting subject to the approval of the Corporation, which approval shall not be unreasonably withheld, and the Corporation shall have the right to select counsel to the underwriter or underwriters, which counsel shall be reasonably acceptable to such underwriter or underwriters.

    (c)
    All Holders that wish to participate in an underwritten offering pursuant to this Article 2 shall execute a customary underwriting agreement with the underwriter or underwriters and otherwise enter into powers of attorney and custody agreements as shall be reasonably requested by the underwriter or underwriters.

        2.4    Number of Registrations.    Each of the Beneficiary Representatives, and each of BAX and DJS shall have the right to request no more than five registrations pursuant to this Article 2; provided, however, that (i) the Corporation's obligation with respect to any given registration shall be deemed satisfied only when the required Registration Statement has been declared or ordered effective and, if applicable, in the case of a Canadian Prospectus, receipts or an MRRS Decision Document have or has been obtained from all applicable Canadian jurisdictions, with respect to all shares of Registrable Securities as specified in notices received as aforesaid (subject to any reduction in such number in accordance with Section 2.2), for sale in accordance with the method of disposition specified by the Initiating Holders; and (ii) a concurrent registration in the United States of America and qualification in Canada shall be deemed to be one occasion of registration and qualification only.

        2.5    Other Restrictions.    Notwithstanding anything to the contrary contained herein:

    (a)
    no request for registration or qualification of Registrable Securities may be made under this Article 2 within one hundred and eighty (180) days after the effective date of a Registration Statement or the date of the final receipt or MRRS Decision Document for a Canadian Prospectus filed by the Corporation covering an underwritten public offering in which the Holders shall have been entitled to include Registrable Securities pursuant to Article 3 and in which there shall have been effectively registered or qualified all of the Registrable Securities requested by the Holders to be so registered or qualified;

    (b)
    no request for registration or qualification of Registrable Securities may be made under this Article 2 for a period of up to 90 days if:

    (i)
    at the time of such request, the Corporation is engaged, or has fixed plans to engage, within 90 days of the date of such request, in an underwritten public offering of shares of Common Stock in which the Holders of Registrable Securities are entitled to include Registrable Securities pursuant to Article 3; or

    (ii)
    at the time of such request, the Corporation is currently engaged in a self-tender or exchange offer and the filing of a Prospectus would cause a violation of the Exchange Act or applicable Canadian Securities Laws;

      provided that the Corporation may only rely on this Subsection 2.5(b) three times in any consecutive twelve-month period and that the Corporation notify the Initiating Holders of such intention or engagement; and

    (c)
    the Corporation shall have no obligation to register Registrable Securities pursuant to this Article 2 in any particular state of the United States or foreign jurisdiction (other than Canada) in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration.

        2.6    Shelf Registration.    The Corporation shall have the option to use its reasonable best efforts to cause to be filed as soon as practicable after receipt of any Demand Notice, but in no event more than 90 days after the final date for receipt of all written requests from the Holders pursuant to the provisions of this Article 2, a Shelf Registration Statement and, if applicable, a Canadian Shelf Prospectus, providing for the sale of all the Registrable Securities by the Holders thereof and to have such Shelf Registration Statement declared effective by the SEC and to obtain a MRRS Decision Document in respect of a Canadian Shelf Prospectus. The Corporation agrees to use its reasonable best efforts to keep the Shelf Registration Statement and, if applicable, the Canadian Shelf Prospectus, continuously effective until the expiration of the period referred to in Rule 144(k) under the 1933 Act and any corresponding applicable rule under the Canadian Securities Laws with respect to the Registrable Securities, or such shorter period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (the "Shelf Effectiveness Period"). The Corporation further agrees to supplement or amend the Shelf Registration Statement and the related Prospectus and, if applicable, the Canadian Shelf Prospectus if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or, if applicable, by Canadian Securities Laws or if reasonably requested by a Holder of Registrable Securities with respect to information relating to such Holder and to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement and Prospectus and, if applicable, such Canadian Shelf Prospectus to become usable as soon as thereafter practicable. The Corporation agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being filed with the SEC or, if applicable, the Canadian Securities Commissions.

ARTICLE 3
PIGGYBACK REGISTRATION

        3.1    Piggyback Right.    If the Corporation at any time (other than pursuant to Article 2) proposes to file a Registration Statement or a Canadian Prospectus, in each case for securities of the same class as any of the Registrable Securities including any securities convertible into securities of the same class as any of the Registrable Securities (but not including any debt or preferred equity securities convertible into any securities of the same class as any of the Registrable Securities and which were issued prior to the filing of such Registration Statement), whether for its own account or for the account of other security holders or both, on each such occasion it will use its reasonable best efforts to give written notice (the "Piggyback Notice") to all Holders of outstanding Registrable Securities of its intention to do so not less than 45 days prior to the expected initial filing, but in no event less than 30 days prior to the initial filing. Upon the written request of any Holder (a "Requesting Holder") of Registrable Securities, received by the Corporation within 30 days after the giving of the Piggyback Notice, the Corporation shall use its reasonable best efforts to cause the Registrable Securities requested to be registered and/or qualified by the Requesting Holder or Requesting Holders, as applicable, to be included in the Registration Statement or Canadian Prospectus (or both the Registration Statement and Canadian Prospectus, in the event of a concurrent offering under the 1933 Act and Canadian Securities Laws) proposed to be filed by the Corporation, all to the extent necessary to permit the sale or other disposition by the Requesting Holder or Requesting Holders of such Registrable Securities.

        3.2    Underwritten Public Offerings.    In the event that any registration and/or qualification pursuant to this Article 3 shall be, in whole or in part, an underwritten public offering of shares of Common Stock, the Corporation shall so advise the Holders of Registrable Securities as part of the Piggyback Notice given pursuant to Section 3.1. In such event, the right of any such Holder to include its Registrable Securities in the Registration Statement or Canadian Prospectus pursuant to this Article 3 shall be conditioned upon such Holder's participation in such underwriting on the terms provided herein. Notwithstanding any other provision of this Agreement, if the underwriters advise the Corporation that the number of shares requested to be included in the registration exceeds the number which can be reasonably sold (so as to have an adverse effect on a successful marketing, including the price at which shares can be sold or traded), then the Corporation may reduce the number of Registrable Securities proposed to be registered in view of market conditions, in which case the Corporation will include in such registration a number of shares that, in the opinion of the underwriters, can be sold in view of market conditions, in the following order: (i) first, 100% of the securities the Corporation proposes to sell, (ii) second, 100% of the securities for the account of the securityholder(s) for whose account the Corporation initially proposed to file the registration statement pursuant to Section 3.1, and (iii) third, to the extent of the number of Registrable Securities that, in the opinion of the underwriters, can be sold in view of market conditions, allocated pro rata among all Requesting Holders and, subject to any other rights granted to third parties, any third parties requesting registration, in each case, on the basis of the relative number of shares of Registrable Securities then held by each such Holder and third party. If a Holder decides not to include all of its Registrable Securities in any Registration Statement or Canadian Prospectus filed hereunder, or effects a withdrawal in accordance with Section 3.3, such Holder shall nevertheless continue to have the right to include its Registrable Securities in any subsequent registration or qualification, all on the terms and conditions set forth herein. In the event that the securities are registered on a shelf registration statement, the number of shares to be included in an underwritten offering shall be allocated in the same manner as set forth in this Section 3.2 for a registration statement.

        3.3    Withdrawal, etc.    Notwithstanding the foregoing provisions, the Corporation may withdraw any Registration Statement or Canadian Prospectus referred to in this Article 3 without incurring any liability to the Holders of Registrable Securities. Any Holder of Registrable Securities may elect to withdraw from such underwriting by written notice to the Corporation and the underwriter, delivered at least 10 business days prior to the expected effective date of the Registration Statement or Canadian Prospectus, without thereby incurring any liability to the Corporation or the other Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration and/or qualification.

        3.4   If the Corporation files such Registration Statement or Canadian Prospectus for its own account it shall have the right to select the underwriter or underwriters for any such underwriting. If the Registration Statement and Canadian Prospectus do not include any securities to be sold by the Corporation, the Holders participating in such a sale pursuant to this Article 3 shall have the right to select the underwriter or underwriters for any such underwriting subject to the approval of the Corporation which shall not be unreasonably withheld. In each case, the Corporation shall have the right to select counsel to the underwriter or underwriters which counsel shall be reasonably acceptable to such underwriter or underwriters.

        3.5   All Holders that wish to participate in an underwritten offering pursuant to this Article 3 shall execute a customary underwriting agreement with the underwriter or underwriters and otherwise enter into powers of attorney and custody agreements as shall be reasonably requested by the underwriter or underwriters.

ARTICLE 4
REGISTRATION PROCEDURES

        4.1    Corporation Obligations and Other Agreements.    If and whenever the Corporation is required by the provisions of Article 2 or Article 3 to use its reasonable best efforts to effect the registration and/or qualification of any Registrable Securities, the Corporation will, as expeditiously as possible:

    (a)
    in the case of a registration in the United States, prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for a period of 90 days or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; provided, however, that (i) such 90 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of the Corporation; and (ii) in the case of any registration of Registrable Securities on Form S-3 or F-3 which are intended to be offered on a continuous or delayed basis, such 90 day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the 1933 Act, permits an offering on a continuous or delayed basis, and provided further, that applicable rules under the 1933 Act governing the obligation to file a post effective amendment permit, in lieu of filing a post effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the 1933 Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (I) and (II) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the Registration Statement;

    (b)
    in the case of a registration in the United States, prepare and file with the SEC such amendments and supplements to such Registration Statement and/or the Prospectus as may be necessary to keep such Registration Statement effective for the period specified in Subsection 4.1(a) and comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

    (c)
    in the case of a registration in the United States, register the Registrable Securities covered by such Registration Statement filed with the SEC under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any state of the United States where it is not so qualified or to consent to general service of process in any such jurisdiction;

    (d)
    in the case of an offering in Canada, prepare and file with the Canadian Securities Commission in each Province and Territory in which selling Holders of Registrable Securities are then resident, a Canadian Prospectus with respect to the distribution of such Registrable Securities and use its reasonable best efforts to obtain a receipt or an MRRS Decision Document from such Canadian Securities Commissions in respect of such Canadian Prospectus;

    (e)
    in the case of an offering in Canada, prepare and file with the Canadian Securities Commissions with whom a Canadian Prospectus has been filed pursuant to Subsection 4.1(d) such amendments and supplements to such Canadian Prospectus as may be necessary to comply with the applicable provisions of Canadian Securities Laws with respect to the distribution of all securities qualified by such Canadian Prospectus;

    (f)
    furnish to, without charge, each seller of Registrable Securities and to each underwriter such number of copies of the Registration Statement (including the Prospectus comprised therein) and/or the Canadian Prospectus (including each preliminary Prospectus), and any supplements and amendments thereto, in conformity with the requirements of the 1933 Act or Canadian Securities Laws, as applicable, and such other documents as such persons reasonably may request, in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or Canadian Prospectus;

    (g)
    use its reasonable best efforts to list the Registrable Securities covered by such Registration Statement or Canadian Prospectus with any securities exchange or quotation system on which the shares of the Corporation are then listed and pay all fees associated with such listing;

    (h)
    promptly provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement or the date of the final Canadian Prospectus;

    (i)
    promptly notify each seller of Registrable Securities and each underwriter under such Registration Statement or Canadian Prospectus, at any time when a Prospectus relating thereto is required to be delivered, of the happening of any event of which the Corporation has knowledge as a result of which such Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and prepare a supplement or amendment to any such Registration Statement or Prospectus to correct any such untrue statement or to rectify such omission and promptly provide such supplement to each seller of Registrable Securities and each underwriter;

    (j)
    if the offering is underwritten and is an offering in the United States or Canada, at the request of any seller of Registrable Securities, use its reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, if requested by the underwriters: (i) an opinion dated such date of counsel representing the Corporation for the purposes of such registration, addressed to the underwriters and to such seller, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering; and (ii) a letter dated such date from the independent public accountants retained by the Corporation, addressed to the underwriters and to such seller, in form and substance as is customarily given in an underwritten public offering, provided that such seller has made such representations and furnished such undertakings as the independent public accountants may reasonably require;

    (k)
    if the Offering is underwritten, enter into an underwriting agreement in customary form with the underwriter(s) and sellers of Registrable Securities and perform its obligations thereunder;

    (l)
    provide the selling Holders (i) a copy of the initial Registration Statement and initial Canadian Prospectus at least five business days prior to the filing thereof, and (ii) use its reasonable best efforts to provide any amendment or supplement to the Registration Statement or Canadian Prospectus to the selling Holders prior to the filing thereof, and make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to a Registration Statement or Canadian Prospectus, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement or Canadian Prospectus;

    (m)
    promptly notify each seller of Registrable Securities: (i) that any supplement to any Prospectus forming a part of such Registration Statement has been filed; and (ii) promptly after it shall receive notice thereof, in the case of an offering in the United States, of the time when such Registration Statement has become effective, or in the case of offering in Canada, of the time when a receipt or an MRRS Decision Document from the Canadian Securities Commissions has been received;

    (n)
    promptly notify each seller of Registrable Securities of any request by the SEC or any Canadian Securities Commission for the amending or supplementing of such Registration Statement or Prospectus;

    (o)
    in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any Prospectus or suspending the qualification of any Registrable Securities included in the Prospectus for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order; and

    (p)
    if the Corporation has delivered a Prospectus to the sellers of Registrable Securities and, after having done so, amendments are requested to comply with the requirements of the 1933 Act or Canadian Securities Laws, as applicable, the Corporation shall promptly notify the sellers of Registrable Securities and prepare a supplement to any such Prospectus to reflect any such amendments.

        4.2    Seller Obligations and Other Agreements.

            (a)    Information.    In connection with each registration hereunder, the selling Holders of Registrable Securities will furnish to the Corporation in writing such information with respect to themselves and the intended method of disposition of such securities as shall be necessary to effect the registration of the Registrable Securities. The Corporation will request in writing to such selling Holders such information as soon as practical after the Corporation becomes aware of the need for such information.

            (b)    "Market Stand-Off" Agreement.    If requested in writing by the underwriters for any underwritten registered offering of equity securities of the Corporation, or securities convertible into the equity securities of the Corporation, each Holder of Registrable Securities (other than the entities included in the definition of BAX and DJS, unless they collectively hold 5% or more of the Corporation's Class B Common Stock on an as-converted basis) shall agree not to sell any Registrable Securities (other than Registrable Securities being registered in such offering, if any), without the consent of such underwriters, for a period (the "Lock-Up Period") beginning seven days in advance of and not to exceed one hundred and eighty days following the date of the final Prospectus relating to such offering (or such shorter time as may be agreed to by such underwriters); provided, that (i) all other persons selling shares of capital stock in such offering, and each of the Corporation's Chief Executive Officer and Chief Financial Officer shall also have agreed not to sell publicly their shares of the Corporation under the circumstances and pursuant to the terms set forth in this Subsection 4.2(b), and (ii) if such persons are restricted from selling shares of capital stock for a shorter period of time, the Lock-Up Period shall be for such shorter period of time.

        4.3    Permitted Delays.    Notwithstanding any other provision of this Agreement, the Corporation's obligation to register or qualify Registrable Securities, or cause a Registration Statement or Canadian Prospectus to become and remain effective for the periods of time specified in Subsection 4.1(a), may be suspended for a period not to exceed 90 days in the aggregate in any 365 day period, by the delivery of a certificate to the Holders of Registrable Securities stating that effecting the filing would materially impede the ability of the Corporation to consummate a material transaction or there exists at the time material non-public information relating to pending material developments or other events at the Corporation as to which the Board of Directors of the Corporation reasonably believes public disclosure would be seriously detrimental to the Corporation; provided that, notwithstanding the 90-day period provided for above, such suspension will immediately cease and terminate 5 days following the date upon which such material non-public information is disclosed to the public or ceases to be material and provided further, that such right may only be exercised twice in any twelve-month period. The Corporation shall notify in writing each Holder of the existence and nature of any suspension event, subject to such Holder's express written agreement to maintain the confidentiality of such information.

        4.4    Termination of Registration Rights.    The registration and qualification obligations of the Corporation under this Agreement with respect to a Holder shall terminate upon the earlier of: (i) the first date on which sale of the Registrable Securities by such Holder, with respect to registration and qualification rights under the 1933 Act, does not require registration under the 1933 Act or is not subject to the volume or other limitations under Rule 144 promulgated under the Securities Act, and, with respect to registration and qualification rights under Canadian Securities Law, is not a distribution under Canadian Securities Law; or (ii) the date upon which there are no Holders as such term is defined in Section 1. In addition, any Holder may terminate its rights, but not its obligations, under this Agreement upon receipt by the other parties to this Agreement of written notice from the terminating Holder of such termination.

ARTICLE 5
EXPENSES

        5.1    Definitions.    All expenses incurred by the Corporation in complying with Article 2 and Article 3, including, without limitation, all registration and filing fees, reasonable printing expenses, fees and disbursements of counsel to the Corporation and independent public accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, stock exchange fees, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and the reasonable fees and disbursements of counsel and accountants for the selling Holders of Registrable Securities incurred with respect to the sale of such Holder's Registrable Securities, are referred to herein as the "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities together with any other fees and expenses incurred by the Holders not included in the definition of "Registration Expenses" are referred to herein as the "Selling Expenses."

        5.2    Expense Obligations.    The Corporation will pay all reasonable Registration Expenses in connection with each Registration Statement and Canadian Prospectus under Article 2 or Article 3. All Selling Expenses in connection with each Registration Statement and Canadian Prospectus under Article 2 or Article 3 shall be borne by the Corporation and the participating Holders in proportion to the number of shares sold by each or, as between the participating stockholders of the Corporation other than the Corporation (except to the extent the Corporation shall be a seller), as such participating stockholders of the Corporation may otherwise agree. Notwithstanding the foregoing, the provisions of this Section 5.2 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state or the securities laws of any other jurisdiction in the United States and its territories in which the offering is made. Other than as set forth in Section 5.1, each Holder shall bear such Holder's expenses incurred in connection with such Holder's sale of Registrable Securities and such Holder's taxes.

ARTICLE 6
INDEMNIFICATION AND CONTRIBUTION

        6.1    Indemnification by Corporation.    In the event of a registration or qualification of any of the Registrable Securities under the 1933 Act or Canadian Securities Laws pursuant to Article 2 or Article 3, the Corporation will indemnify and hold harmless each seller of such Registrable Securities thereunder, each partner, member, stockholder, beneficiary, trustee, officer or director and agent of each seller, each signatory of the Prospectus on behalf of such seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the 1933 Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which any such person may become subject under the 1933 Act, the Exchange Act, state securities or "blue sky" laws, rules and regulations promulgated under the 1933 Act, the Exchange Act or state securities or "blue sky" laws, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement (including the Prospectus comprised therein) or Canadian Prospectus under which such Registrable Securities were registered or qualified pursuant to Article 2 or Article 3 and any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the Corporation of the 1933 Act, the Exchange Act, any applicable state securities or "blue sky" laws, any rules or regulations promulgated under the 1933 Act, the Exchange Act or state securities or "blue sky" laws, or any Canadian Securities Laws and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such actual or potential loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on (i) an untrue statement or omission made in conformity with or in reliance upon information furnished by any such person seeking indemnification hereunder in writing specifically for use in such Registration Statement (including the Prospectus comprised therein) or Canadian Prospectus (preliminary or final) or any amendment or supplement thereof, or (ii) such seller's failure to deliver to its immediate purchaser a copy of the Registration Statement, Prospectus or Canadian Prospectus, or any amendments or supplements thereto (if required by applicable law to be so delivered) after the Corporation has furnished such seller with a sufficient number of copies of the same.

        6.2    Indemnification by Sellers.    In the event of a registration of any of the Registrable Securities under the 1933 Act or Canadian Securities Laws pursuant to Article 2 or Article 3, each seller of such Registrable Securities thereunder, individually and not severally or jointly, will indemnify and hold harmless the Corporation, each person, if any, who controls the Corporation within the meaning of the 1933 Act or the Exchange Act, each director and officer of the Corporation, each underwriter and each person, if any, who controls any underwriter within the meaning of the 1933 Act or the Exchange Act and each other seller of Registrable Securities thereunder and its partners, members, stockholders, beneficiaries, trustees, officers and directors, and agents and each signatory of the Registration Statement on behalf of such seller and each other person, if any, who controls such seller within the meaning of the 1933 Act or the Exchange Act against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such trustee, beneficiary, officer, director, underwriter or controlling person, or other seller or officer, trustee, beneficiary or director of such other seller, may become subject under the 1933 Act, the Exchange Act, state securities or "blue sky" laws, rules and regulations promulgated under the 1933 Act, the Exchange Act or state securities or "blue sky" laws, Canadian Securities Laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (including the Prospectus comprised therein)

or Canadian Prospectus under which such Registrable Securities were registered under the 1933 Act or Canadian Securities Laws pursuant to Article 2 or Article 3, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or alleged violation by the seller of the 1933 Act, the Exchange Act, any applicable state securities or "blue sky" laws, any rules and regulations promulgated under the 1933 Act, the Exchange Act or state securities or "blue sky" laws, or any Canadian Securities Laws and will reimburse the Corporation and each such trustee, beneficiary, officer, director, underwriter and controlling person, and each other seller of Registrable Securities thereunder and its partners, members, stockholders, beneficiaries, trustees, officers and directors, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such actual or potential loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, furnished in writing to the Corporation by such seller specifically for use in such Registration Statement (including the Prospectus comprised therein) or Canadian Prospectus (preliminary or final), or any amendment or supplement thereof, or (ii) such seller's failure to deliver to its immediate purchaser a copy of the Registration Statement, Prospectus or Canadian Prospectus, or any amendments or supplements thereto (if required by applicable law to be so delivered) after the Corporation has furnished such seller with a sufficient number of copies of the same; provided further, that such liability shall not in any event exceed the proceeds from the offering (net of any underwriting discounts or commissions) received by such seller from the sale of Registrable Securities covered by such Registration Statement and/or Canadian Prospectus.

        6.3    Indemnification Procedures.    Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall only relieve the indemnifying party from any liability which it may have to such indemnified party under this Article 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Article 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which provides for relief other than monetary relief satisfied in full by the indemnifying party and which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

        6.4    Contribution.    In order to provide for just and equitable contribution to joint liability in circumstances in which the indemnification provided in this Article 6 is due in any case in which either (i) any indemnified party exercising rights under this Agreement, makes a claim for indemnification pursuant to this Article 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article 6 provides for indemnification in such case, or (ii) contribution under the 1933 Act or Canadian Securities Laws may be required on the part of any such selling Holder or any controlling person in circumstances for which indemnification is provided under this Article 6; then, and in each such case, the Corporation and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (i) no such Holder will be required to contribute any amount in excess of the proceeds from the offering (net of any underwriting discounts or commissions) received by such Holder pursuant to such Registration Statement or Canadian Prospectus, and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

        6.5   Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Article 6, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have otherwise under this Article 6. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld or delayed.

ARTICLE 7
ADDITIONAL TERMS AND PROVISIONS

        7.1    Changes to Registrable Securities.    If, and as often as, there is any change in Registrable Securities by way of a stock split, stock dividend, combination or reclassification, or through a merger, amalgamation, arrangement, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed.

        7.2    Rule 144 Reporting.    With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to:

    (a)
    make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act;

    (b)
    file with the SEC in a timely manner all reports and other documents required of the Corporation under the 1933 Act and the Exchange Act; and

    (c)
    furnish to each Holder of Registrable Securities forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 and of the 1933 Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed by the Corporation as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any Registrable Securities without registration.

        7.3    Representation and Warranty of the Corporation.    The Corporation represents and warrants to the Holders of Registrable Securities that, except as contemplated in this Agreement or the Corporation's Definitive Joint Proxy Statement/Management Information Circular dated December 9, 2004 and filed with the SEC on December 10, 2004, as supplemented by that certain supplement thereto dated January 19, 2005 and filed with the SEC on January 20, 2005, the Corporation is not under any obligation to register or qualify, nor has it agreed to grant registration or qualification rights with respect to, any presently outstanding securities, or securities which may hereafter be issued, under the 1933 Act or under Canadian Securities Laws.

        7.4    Amendment.    This Agreement may not be amended or modified, and no provision hereof may be waived, without the prior written consent of the Corporation and Holders representing two-thirds of the Coors Class B Common Stock held by them (on an as-converted-basis), provided, however, that any such amendment, modification, or waiver that materially adversely affects a Holder's rights hereunder shall not be effected unless such Holder consents thereto in writing.

        7.5    Limitation on Subsequent Registration and Qualification Rights.    Without Holder Consent, the Corporation shall not grant or agree to grant to any third party or parties any registration or qualification or other similar rights, whether or not more favourable than, on parity with or inconsistent with any of the rights contained herein, or any other rights that would result in a reduction of the number of Registrable Securities includable in any Registration Statement or Canadian Prospectus filed under Article 2, all so long as any of the registration or qualification rights under this Agreement remain in effect. If Holder Consent is obtained by the Corporation, to the extent that the registration or qualification or other similar rights granted to such third party or parties are more favourable than the entitlements of the Holders under this Agreement, the Holders shall be given the benefit of such more favourable rights with respect to all of their Registrable Securities.

        7.6    Assignment of Rights.    Notwithstanding anything contained herein, the entitlements of the Holders to cause the Corporation to register or qualify Registrable Securities pursuant to this Agreement may only be assigned to a Permitted Family Transferee (as such term is defined in the Voting Trust Agreement) who takes assignment of Registrable Securities from a Holder.

        7.7    Benefit of Agreement.    All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the Corporation and the Holders. All covenants and agreements contained in this Agreement (except for such covenants and agreements contained in Article 7 with respect to Registration Statements previously filed which are not susceptible to transfer or assignment by or on behalf of any of the parties hereto) shall also bind and inure to the benefit of the respective permitted transferees and assigns of Holders of Registrable Securities, whether so expressed or not, provided that such permitted transferee or assign executes an acknowledgement to be bound by the terms of this Agreement.

        7.8    Notices.    All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier, addressed as follows:

    (i)
    if to the Corporation,

    Adolph Coors Company
    311 10th Street
    Golden, CO 80401
    Attention: Robert Reese
    Fax: (303) 277-7407

    with copies to:

    Kirkland & Ellis LLP
    200 East Randolph Drive
    Chicago, Illinois 60610
    Attention: R. Scott Falk, P.C.
    Fax: (312) 861-2200

    Kirkland & Ellis LLP
    Citigroup Center
    153 East 53rd Street
    New York, New York 10022
    Attn: Frederick Tanne, Esq.
              Christian O. Nagler, Esq.
    Fax: (212) 446-4900

    and

    Osler, Hoskin & Harcourt LLP
    P.O. Box 50
    1 First Canadian Place
    Suite 6600
    Toronto, Ontario
    Canada M5X 1B8
    Attention: Clay Horner, Esq.
    Fax: (416) 862-6666;

    (ii)
    if to any subsequent Holder of Registrable Securities, to it at such address as may have been furnished to the Corporation in writing by such Holder;

    (iii)
    if to any entity included in the definition of "Pentland,"

    Pentland Securities (1981) Inc.
    335 - 8th Avenue S.W.
    3rd Floor
    Calgary, Alberta T2P 1C9
    Attention: The President
    Fax:

    with a copy to:

    Davies Ward Phillips & Vineberg LLP
    1501 McGill College Avenue
    Suite 2600
    Montreal, Quebec H3A 3N9
    Fax: (514) 841-6499
    Attention: Me Sylvain Cossette Neil Kravitz

    (iv)
    if to any entity included in the definition of "BAX",

    BAX Investments Limited
    421 - 7th Avenue S.W.
    Suite 3300
    Calgary Alberta, T2P 4K9
    Attention: The President
    Fax:

    with a copy to:

    Stikeman Elliott LLP
    1155 boul. René-Lévesque ouest
    Suite 400
    Montréal, Québec H3B 3V2
    Fax: (514) 397-3415
    Attention: Me. Pierre Raymond and Marc Barbeau;

    (v)
    if to any entity included in the definition of "DJS",

    DJS Holdings Ltd.
    421 - 7th Avenue S.W.
    Suite 3300
    Calgary Alberta, T2P 4K9
    Attention: The President
    Fax:

    with a copy to:

    Fraser Milner Casgrain LLP
    1, Place Ville Marie
    Suite 3900
    Montreal, Quebec H3B 4M7
    Fax: (514) 866-2241
    Attention: Me Paul Dingle;

    (vi)
    if to the Adolph Coors, Jr. Trust,

    Adolph Coors, Jr. Trust
    Mail Stop VR900, P.O. Box 4030
    Golden, CO 80401
    Attention:
    Fax: (303) 277-3497

    with a copy to:

    Davis Graham & Stubbs LLP
    1550 17th St., Suite 500
    Denver, CO 80202
    Attention: Jennings J. Newcom, Esq.
                       Jeffrey R. Brandel, Esq.
    Fax: (303) 892-7400; and

    (vii)
    in any case, at such other address or addresses as shall have been furnished in writing to the Corporation (in the case of a Holder of Registrable Securities) or to the Holders of Registrable Securities (in the case of the Corporation) in accordance with the provisions of this Section 7.8.

        7.9    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of New York.

        7.10    Remedies.    In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction without posting a bond or other security. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions

        7.11    Entire Agreement.    This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings.

        7.12    Severability.    If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

        7.13    Counterparts.    This Agreement may be executed by the parties in separate counterparts, each of which, when so executed and delivered, shall be deemed to constitute an original, but all of which together shall constitute one and the same agreement.

        7.14    Execution by Facsimile and by Electronic Transmission.    This Agreement may be executed by facsimile or by electronic transmission and the delivery by facsimile or electronic transmission of signed copies of this Agreement shall constitute and be deemed to be delivery of the original signatures of the parties. The parties agree to exchange manually executed originals in due course.

        7.15    Separate Rights.    The rights of each Holder hereunder are intended to be separate rights of each Holder and negotiated separately by each Holder and this Agreement is not intended to treat the Holders as a single class and shall not in any way be construed as the Holders acting in concert or as a group or create an "affiliate" relationship for purposes of applicable law with respect to the purchase, disposition or voting of any securities including, without limitation, the Registrable Securities.

        7.16    Currency.    Unless otherwise indicated, all dollar amounts referred to in this Agreement, including the symbol "$", refer to lawful money of the United States.

        7.17    Voting Trust Definitions.    All definitions used herein by reference to the Voting Trust Agreement or the Class A Exchangeable Voting Trust Agreement shall continue to apply notwithstanding the termination of any such agreement.

        7.18    Registration Notices.    Unless required by law, this Agreement does not require any Holder giving notice hereunder to include securities in a registration statement to convert securities into shares of the Corporation's Class B Common Stock except as contemplated by any applicable underwriting agreement.

        The parties hereto have executed this Agreement as of the date first above written.

[Signature Pages Follow]

ADOLPH COORS COMPANY
By:	/s/ ANNITA M. MENOGAN
	Name:	Annita M. Menogan
	Title:	Vice President and Secretary
PENTLAND SECURITIES (1981) INC.
By:	/s/ ANDREW MOLSON
	Name:	Andrew Molson
	Title:	President
4280661 CANADA INC.
By:	/s/ ANDREW MOLSON
	Name:	Andrew Molson
	Title:	President
NOOYA INVESTMENTS LTD.
By:	/s/ ERIC H. MOLSON
	Name:	Eric H. Molson
	Title:	Vice-President
LINCOLNSHIRE HOLDINGS LIMITED
By:	/s/ ERIC H. MOLSON
	Name:	Eric H. Molson
	Title:	President
4198832 CANADA INC.
By:	/s/ ERIC H. MOLSON
	Name:	Eric H. Molson
	Title:	President
BAX INVESTMENTS LIMITED
By:	/s/ CYNTHIA BAXTER
	Name:	Cynthia B. Baxter
	Title:	Director

6339522 CANADA INC.
By:	/s/ JAMES B. BAXTER
	Name:	James B. Baxter
Title:
BARLEYCORN INVESTMENTS LTD.
By:	/s/ CYNTHIA BAXTER
	Name:	Cynthia B. Baxter
	Title:	Director and President
DJS HOLDINGS LTD.
By:	/s/ DEIRDRE STEVENSON
	Name:	Deirdre J. Stevenson
	Title:	Director
6339549 CANADA INC.
By:	/s/ JAMES B. BAXTER
	Name:	James B. Baxter
Title:
HOOPOE HOLDINGS LTD.
By:	/s/ DEIRDRE STEVENSON
	Name:	Deirdre J. Stevenson
	Title:	Director and President
6339603 CANADA INC.
By:	/s/ DEIRDRE STEVENSON
	Name:	Deirdre J. Stevenson
	Title:	President
THE ADOLPH COORS, JR. TRUST DATED SEPTEMBER 12, 1969
By:	/s/ PETER H. COORS
	Name:	Peter H. Coors
	Title:	Trustee

SCHEDULE "A"

to the Registration Rights Agreement

COUNTERPART SIGNATURE PAGE

THE UNDERSIGNED, having acquired [number to be inserted] [type of Registrable Securities], hereby (i) undertakes and agrees to become a party (as a Holder, as defined therein) to and to be bound by the terms and conditions of the Registration Rights Agreement and to perform the applicable obligations thereunder, among the Corporation and the other signatories thereto dated as of February 9, 2005 a copy of which agreement the undersigned acknowledges having received; and (ii) represents that it is a Permitted Family Transferee (as such term is defined in that certain Class A Common Stock Molson Coors Brewing Company Voting Trust Agreement made and entered into as of February 9, 2005 by and among Wilmington Trust Company, as trustee, Pentland Securities (1981) Inc. and Adolph Coors, Jr. Trust dated September 12, 1969, in each case with respect to all shares of Coors Class A Common Stock owned by such parties (other than the trustee).

IN WITNESS WHEREOF this            day of                        , .

Witness	Stockholder
By:
Name:
Title:
Address:
Number and type of securities held:

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REGISTRATION RIGHTS AGREEMENT